Exhibit 32.1


                             Transbotics Corporation

                   Certification of Periodic Financial Report
                        Pursuant to 18 U.S.C Section 1350


Pursuant to 18 U.S.C Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of the Transbotics Corporation (the "Company") certify that the quarterly report on Form 10-QSB of the Company for the fiscal period ending May 31, 2004 fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: June 23, 2004

                                            /s/ Claude Imbleau
                                            ------------------------------------
                                                Claude Imbleau
                                                President and CEO
                                                (principal executive officer and
                                                principal accounting officer)


** This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.












                                       20